White Mountains Insurance Group, Ltd. Annual Investor Meeting June 7, 2013 Exhibit 99.1

2 Remembering Jack Byrne  Jack passed away on March 7, 2013  After great runs at Travelers and GEICO, led the 1985 IPO of the Company  Chairman/CEO/Director through 2007  2001 Insurance Leader of the Year  2009 International Insurance Hall of Fame

3 WTM Board Resolutions in Appreciation of Jack Byrne WHEREAS, Mr. John J. “Jack” Byrne was the “founder” of the Company, its Chairman & CEO from 1985 to 2003, a director until 2007, and a friend, mentor and inspiration to the board, management and employees during those years and beyond; and, WHEREAS, Jack had an outstanding career with major achievements at Travelers, GEICO, Fireman’s Fund, White Mountains, OneBeacon and Esurance; and, WHEREAS, Jack’s track record of creating value for owners is among the best, having compounded White Mountains’ book value per share by 15% annually since the 1985 IPO; and, WHEREAS, Jack’s brilliance as an insurance executive was only exceeded by his brilliance as a leader—incisive, bold, passionate, and able to connect with people regardless of rank or station (the best general manager Warren Buffett ever saw); and, WHEREAS, Jack led us, pushed us, and cajoled us, all to inspire us to do our best and even more than we thought possible; and WHEREAS, Jack reminded us of the Russian proverb: “Dwell on the past and you’ll lose an eye; forget the past and you’ll lose both eyes”; it is therefore, RESOLVED, that we will never forget; and, IT IS FURTHER RESOLVED, that the board expresses its sincerest admiration and gratitude for all that Jack did for the Company and its owners and employees, and offers its deepest condolences to Mrs. Byrne and the Byrne family.

4 Remembering Jack Byrne - Video  2000 Insurance Leader of the Year – Ron Ferguson  Bob Clements introducing Jack  Jack introducing Ron Ferguson  2001 Insurance Leader of the Year – Jack Byrne  Jack’s “spontaneous” reaction to learning of the award  Ron Ferguson introducing Jack  Jack’s acceptance speech

Jack Byrne 5 VIDEO

6 Forward-Looking Statements This presentation contains, and management may make, certain statements that are not historical facts but that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. Please see our discussion on page 102 of our 2012 report on Form 10-K and on page 77 of OneBeacon’s 2012 report on Form 10-K for a more detailed discussion of the types of expressions that may identify forward-looking statements. Such statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important risks and uncertainties which, among others, could cause our actual results to differ materially from our expectations, including those reflected in our forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the risks associated with Item 1A of the Company’s and OneBeacon’s 2012 reports on Form 10-K; (ii) claims arising out of catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; (iii) the continued availability of capital and financing; (iv) general economic, market or business conditions; (v) business opportunities (or lack thereof) that may be presented to us and pursued; (vi) competitive forces, including the conduct of other property and casualty insurers and reinsurers; (vii) changes in domestic or foreign laws or regulations, or their interpretation, applicable to us, our competitors or our clients; (viii) an economic downturn or other economic conditions adversely affecting our financial position; (ix) recorded loss reserves subsequently proving to have been inadequate; (x) actions taken by rating agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch; and (xi) other factors, most of which are beyond our control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary remarks, and the results or developments that we anticipate may not be realized or, even if substantially realized, there is no assurance that they will have the expected consequences to, or effects on, us or our business or operations. Our forward-looking statements speak only as of the date of this presentation and we assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures Within this presentation, we use the following non-GAAP financial measures: (i) Adjusted Book Value Per Share (ABVPS); (ii) Total Return; (iii) Fixed Income Total Return; (iv) Equities Total Return; (v) Adjusted Comprehensive Income; (vi) Equity Exposure; (vii) Fixed Income Allocation; (viii) Adjusted Shareholders’ Equity; and (ix) Total Adjusted Capital. Please see the appendix at the end of the presentation for an explanation of each such non-GAAP financial measure and a reconciliation of the measure to its most closely comparable GAAP financial measure. An electronic copy of this presentation can be found at our website: www.whitemountains.com

7 White Mountains Annual Investor Meeting Ray Barrette:  Introduction and highlights  Track record Mike Miller:  OneBeacon Allan Waters:  Sirius Group  HG Global/BAM Manning Rountree / David Linker:  Investments David Foy:  WTM Life Re  Symetra  Capital Ray Barrette:  Capital deployment opportunities  Final comments and Q&A

Solid Performance in 2012: ABVPS up 9%  Good underwriting:  5.6% Total Return on investments:  Fixed Income Total Return up 3.8%, outperformed the Barclays U.S. Intermediate Aggr.  Equities Total Return up 10.2%, trailed the S&P 500  Currencies added 0.5%  Agreement to sell Runoff at OneBeacon  Invested $600 million in the municipal bond insurance business through HG Global/BAM  Returned $675 million to shareholders, mainly through buybacks  $13 per share GAAP tax gain from Sirius Group mostly due to Swedish tax rate reduction 8 GAAP CR OneBeacon 98% Sirius Group 90%

Strong Start to 2013: ABVPS up 3.3% to $606 at 3/31  Strong underwriting results:  1.5% Total Return on investments:  Fixed Income Total Return up 0.4%, outperformed the Barclays U.S. Intermediate Aggr.  Equities Total Return up 6.3%, trailed the S&P 500  Currencies reduced returns by 0.4%  Transaction gains: $15 million at OneBeacon; $7 million at Sirius  BAM insured $1.8 billion of par so far this year • captured nearly half of all insured deals in the market  Repurchased 140,000 shares for $79 million 9 GAAP CR OneBeacon 88% Sirius Group 81%

10 Return Period White Mountains Over/(Under) Ended 1Q13 Growth in ABVPS S&P 500 Performance 1-year 7.3% 13.9% (6.6)% 2-year 16.7% 11.1% 5.6% 3-year 14.1% 12.5% 1.6% 5-year 6.8% 5.7% 1.1% 7-year 8.8% 5.0% 3.8% 10-year 9.4% 8.5% 0.9% Since IPO 14.7% 10.3% 4.4% Note: Annualized returns through 1Q13 (dividends not reinvested) Our Track Record

11 IRR @ Book Value S&P 500 OneBeacon (2001) 14.0% 4.1% Sirius Group (1996) 10.2% 7.0% Symetra (2004) 10.8% 6.1% WTM Life Re (2006) -$370 M Note: Annualized returns through 1Q13 (dividends not reinvested) Track Record of Our Major Businesses

OneBeacon 12

OneBeacon: 14% IRR (@BV) on Investment Since 2001 13 $ in billions

OneBeacon: 2012 GAAP CR = 97.5% (Sandy = 3.8 pts) $ in millions 14 Note: the 2011 and prior OneBeacon Insurance Group NWP and Combined Ratios presented above are shown prior to the reclassification of AutoOne and Runoff Business to Discontinued Operations. 60% 70% 80% 90% 100% 110% 120% 130% 140% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 GA AP C om bin ed Ra tio Ne t W rit te n P re m ium s Specialty Business Non-Specialty Business OBIG Combined Ratio Specialty Business Combined Ratio

15 OneBeacon 2012:  $101 million GAAP loss on sale of Runoff: Book value down 1%, including dividends  Termination of Hagerty contract: $15 million gain on sale of Essentia (closed and booked 1Q13)  New teams:  Program  Surety  Inland Marine 1Q13:  Book value up 6.9%, including dividends  88% GAAP combined ratio  No significant catastrophe losses  Modest premium growth on continuing lines  Expect to close Runoff sale later this year

Sirius Group 16

Sirius Group: 10% IRR on Investment Since 1996 17 $ in billions

18 Sirius Group: Strong Results 2012:  90% GAAP combined ratio  $98 million hurricane Sandy loss; $25 million underwriting loss from agriculture  Gross written premiums grew 6% in local currencies to $1.2 billion (up 18% over 3 years)  Loss reserves developed favorably by $34 million  WM Solutions produced after-tax gains of $14 million  $115 million of capital returned to WTM  Regulatory capital grew 20% to $2.5 billion  $347 million legal entity Adjusted Comprehensive Income 1Q13:  81% GAAP combined ratio  No significant catastrophe losses  Gross written premiums eased 3% to $452 million – large A&H renewal extended to 2Q  WM Solutions closed one acquisition for a $7 million after-tax gain

Sirius Group: Profitable Underwriting 19 70% 80% 90% 100% 110% 120% 70% 80% 90% 100% 110% 120% 2007 2008 2009 2010 2011 2012 1Q13 Calendar Year Combined Ratio 3-yr Rolling Calendar Year

20 Sirius International: Long-Term Outperformance This isn’t the dotted line Ray was talking about. He meant the two horizontal dotted lines showing average combined for Sirius & industry since WTM acquisition. Keith Milne has this data

Sirius Group: Unique Insured Portfolio  Focus on local and regional companies:  Over 5,000 treaties & over 3,800 direct/facultative  Long-term partnerships with clients 21 $ in millions 20 years or more 363$ 31% 10-20 years 353 30 Less than 10 years 463 39 Total 1,179$ 100% 2012 Gross Premium In-Force

22 White Mountains Solutions  (Re)insurance run-off acquisition team formed in 2000  Experienced claims, actuarial and finance specialists  Focus on small to mid-size transactions with attractive returns & modest risk  Rigorous due diligence process & creative deal structuring  Completed 11 transactions to acquire 16 companies  Net after-tax earnings > $150 million with IRR > 40%; zero misses  Strong pipeline of new opportunities

Sirius Group: Insurance Linked Securities (ILS) Initiative  The ILS market is garnering an increasing share of property catastrophe capacity  Over time, the ILS market may change the nature of the reinsurance industry:  Transition from owner’s capital to OPM  Fee-based business – low risk and minimal capital  In May, we launched Sirius Capital Markets:  Headed by Michael Halsband and Deanne Nixon  Will manage third party capital in the ILS arena  Sirius’ unique underwriting track record will leverage our ILS business  Complements existing business model  Will add value after time 23

24 Sirius Group: 2013 Outlook  U.S. property catastrophe excess rates declining but adequate:  Primary property pricing improving but at slower rate  Non-U.S. property rates flat overall  Accident and health results back on track:  Growth coming from primary U.S. business  Aviation remains competitive – Zurich team is responding with skill:  Copenhagen now at underwriting profit  Trade credit – clients managing Euro zone stresses effectively  Industry capacity remains robust

HG Global/BAM 25

HG Global/BAM  White Mountains’ 3rd voyage into municipal bond insurance  MBIA – founding member through 1992  FSA – 1994 to 2000  Bob Cochran & Sean McCarthy developed a new model for municipal bond insurance  Mutually owned primary insurance company  Privately owned reinsurance company  Long-term cost-of-capital advantage  Sticky relationship between BAM and its customers  Capitalized in 2012  BAM S&P AA rating  BAM is NY’s first mutual license issued in 40 years  BAM is now licensed in 44 states and the District of Columbia 26

HG Global/BAM: Underwriting Comes First  Strong and experienced municipal finance management teams  BAM insures only municipal bonds  Essential public purpose  100% investment grade  No legacy issues  Each issue individually underwritten  Pension/other retirement benefit liabilities confirmed or recalculated  Zero-loss underwriting goal  Writing to AAA capital standards 27

HG Global/BAM: Delivering Value to the Market  Target market: regional broker-dealers & retail investors  Targeting average insured par of $25 million  BAM’s published surveillance service adds value  BAM collects risk premiums and member surplus contributions (MSC)  MSCs are reusable at refunding  Long-term – mutual members may receive dividends 28

PRIVATE CAPITAL MUTUAL CAPITAL Time HG Global/BAM: The Capital Advantage 29 6-7% WACC

HG Global/BAM: A Reinsurance Partnership  Long-term reinsurance treaty:  15% of par value first loss reinsurance  BAM pays HG Re 60% of risk premiums, net of commissions  Economics may reset at year 10, and every 5 years thereafter  Treaty is collateralized by two trusts:  Target trust balances = UPR + loss reserves + $400 million  Aggregate treaty limit equals trust balances 30

HG Global/BAM: Growing Momentum  BAM is making great progress establishing its reputation, trading value and market penetration. 31 Insured Portfolio Par Value of Priced Transactions $0.0 $0.4 $0.8 $1.2 $1.6 $2.0 2012 Jan Feb Mar Apr May ($ in billions)

Investments 32

WTM Approach to Investments  Invest for total return  Policyholder funds invested conservatively  Fixed income portfolio is short, safe and sound  Shareholder funds invested more aggressively  Equity Exposure is 47% at 1Q13  Generally value-oriented  Included common stocks, convertibles, high-yield bonds, alternatives, affiliates  Non-USD exposures at Sirius Group managed carefully  Assets and liabilities matched by currency  Sirius capital invested “neutrally”  Current lean toward USD, SEK 33

34 Good Long-Term Track Record 1Q13 1-year 5-year 12-year fixed income, ex currency 0.4% 3.8% 3.9% 4.9% equity, ex currency 6.3% 10.2% -0.9% 8.4% +@WMIGxBAMtotal portfolio, ex currency 1.9% 5.2% 2.6% 5.5% currency -0.4% 0.5% -0.1% 0.1% total portfolio 1.5% 5.6% 2.5% 5.5% benchmarks: Barclays Intermediate U.S. Aggregate barclays intermediate aggregate 0.2% 3.6% 5.4% 5.5% S&P 500 s&p 5 0 10.6% 16.0% 1.7% 2.6% 10-Year CMT +150 BPS BofA merrill lynch 10Y US treasury -0.3% 4.2% 7.4% 6.2% Conventional Wisdom (85% of Barclays Aggregate + 15% S&P) conventional wisdom 1.4% 6.0% 5.5% 5.6% Total Return (periods ending 12/31/12)

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2Q08 PF [1] 2008 2009 2010 2011 2012 1Q13 Equity Exposure and Mix ($ in billions, percent) Affiliated investments Alternative investments Convertible bonds & preferred stocks Common stocks, reits & high yield Total Equity Exposure as % of ASE [2] $3.1 $1.6 $1.4 $1.6 $1.5 $1.9 $1.9 ` Equity Exposure at Comfortable Levels 35 [1] Pro forma for Berkshire Exchange [2] Defined as common shareholders’ equity excluding equity in net urg(l) on Symetra’s fixed maturity portfolio plus OneBeacon & HG Global non-controlling interests

Fixed Income Investing for Total Return  Asymmetric market landscape  Low rates  Tight spreads  We’re positioned for this market  Short duration  Higher cash balance  Corporate debt focus  2013 Playbook  Sector rotation  Take advantage of volatility  STAY PATIENT 36

37 Fixed Income Portfolio Composition 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2008 2009 2010 2011 2012 1Q13 Fixed Income Allocation ($ in billions, percent) Cash & short-term investments U.S. & foreign governments Corporates Agency-backed MBS Non-agency MBS ABS & Other BAM surplus notes $7.5 $7.9 $7.4 $7.1 $6.1 $5.9 Duration 1.6 1.8 2.4 2.2 2.4 2.6 Quality AA AA AA AA- AA- AA-

WTM Life Re, Symetra and Capital 38

WTM Life Re: Recent Developments 39 0.0% 5.0% 10.0% 15.0% 20.0% 80% 85% 90% 95% 100% 105% Jan 13 Feb 13 Mar 13 Apr 13 May 13 An nu ali ze d Su rre nd er Ra te Ac coun t / G ua ra nt ee V alu e Average AV/GV Surrenders

40 Symetra: Our Investment has Outperformed $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 SYA at WTM Carry Value SYA at Market S&P 500 S&P Financials ($ in m ill io ns ) Initial investment Cumulative earnings Cumulative return Cumulative distributions Warrant IRR = (2.6%) IRR = 6.1% IRR = 8.6% IRR = 10.8%

WTM: Shares Outstanding 41 Beginning Net Share Ending Shares (Repurchases) Shares Outstanding Issuances Outstanding % Change IPO - 1992 66.2 (52.2) 14.0 (79) % 1993 - 1999 14.0 (8.2) 5.8 (59) 2000 - 2006 5.8 5.0 10.8 86 2007 - 1Q13 10.8 (4.6) 6.2 (43) Share Position History (shares in millions)

WTM: Share Repurchases 42 Price as a % Shares Price Average of Ending Repurchases ($ in millions) Per Share ABVPS 2010 687,900 226$ 328$ 74% 2011 646,500 253 391 72 2012 1,329,600 669 503 86 1Q13 140,200 79 564 93 Total 2,804,200 1,227$ 438$ 72 % Recent Share Repurchase History

43 Consolidated Capitalization ($ in millions) 2010 2011 2012 1Q13 Total debt 819$ 678$ 751$ 676$ Non-controlling interest - SIG preference shares 250 250 250 250 Non-c ntrolling interest - OneBeacon 295 273 251 264 Adjusted Shareholders' Equity 3,595 4,088 3,674 3,709 Total Adjusted Capital 4,959$ 5,289$ 4,926$ 4,899$ Debt to Total Adjusted Capital 17% 13% 15% 14% Debt and preferred to Total Adjusted Capital 22% 18% 20% 19%

Actively/Patiently Deploying Capital  $1+ billion of undeployed capital - Operations expected to release capital  OneBeacon: Strong results, sale of Runoff & termination of Hagerty  Sirius Group: Strong results & casualty runoff  Share repurchases may not be best deployment opportunity  Currently trading at close to ABVPS  ABVPS closer to intrinsic business value than it has been in the past  Carefully grow our current businesses  Maximize risk-adjusted returns on investment portfolio  Actively reviewing many opportunities around the world  Extremely competitive M&A market 44

45 What to Expect  Growth in adjusted book value per share  Commitment to our operating principles  Underwriting comes first  Maintain a disciplined balance sheet  Invest for total return  Think like owners  Capital management  Opportunistic approach to the business

46 Wise Words... Benjamin Graham “In the short run, the market is a voting machine, but in the long run it is a weighing machine.” Benjamin Graham

Appendix 47

48 Appendix: Non-GAAP Financial Measures 1. Adjusted book value and adjusted book value per share are non-GAAP financial measures that adjust White Mountains’ GAAP book value and GAAP book value per common share to exclude equity in net unrealized gains and losses from Symetra’s fixed maturity portfolio, net of applicable taxes. In addition, the number of common shares outstanding used in the calculation of adjusted book value per share is adjusted to exclude unearned shares of restricted stock, the compensation cost of which, at the date of calculation, has yet to be amortized. 2. Total return, fixed income total return and equities total return are non-GAAP financial measures that adjust White Mountains’ GAAP investment returns to (i) include investment results of OneBeacon’s pension plan and certain investments that under GAAP are accounted for as investments in unconsolidated affiliates, (ii) exclude the investment returns of reciprocal insurance exchanges, the impact of consolidation of certain limited partnerships consolidated under GAAP and the investment income resulting from interest credited on funds held by ceding companies, and (iii) reflect the impact of certain intra-portfolio reclassifications and the impact of time value weighting of capital flows when calculating investment returns. 3. Adjusted comprehensive income is a non-GAAP financial measure that adjusts Sirius Group’s legal entity GAAP comprehensive income to exclude Sirius Group’s equity in net unrealized gains from Symetra’s fixed maturity portfolio, net of applicable taxes. 4. Equity exposure is a non-GAAP financial measure that adjusts White Mountains’ GAAP equity investment balances to (i) include the equity investments held in OneBeacon’s pension plan and the investment in Symetra (which, under GAAP, is accounted for as an investment in unconsolidated affiliate), (ii) exclude the impact of consolidation of certain limited partnerships consolidated under GAAP, and (iii) reflect the impact of certain intra-portfolio reclassifications and adjustments where management believes that alternative valuations are more accurate. 5. Fixed income allocation is a non-GAAP financial measure that adjusts White Mountains’ GAAP fixed income investment balances to (i) include fixed income investments held in OneBeacon’s pension plan, (ii) exclude the impact of consolidation of certain reciprocal insurance exchanges consolidated under GAAP and certain investments held as collateral at WTM Life Re, (iii) include the BAM surplus notes while excluding the fixed income investments held by BAM, and (iv) reflect the impact of unsettled investment trades and certain intra-portfolio reclassifications and adjustments where management believes that alternative valuations are more accurate. 6. Adjusted shareholders’ equity is a non-GAAP financial measure that adjusts White Mountains’ GAAP common shareholders’ equity to exclude White Mountains’ equity in net unrealized gains and losses from Symetra’s fixed maturity portfolio, net of applicable taxes. 7. Total adjusted capital is a non-GAAP financial measure that adjusts White Mountains’ GAAP total capital to (i) include White Mountains’ non-controlling interest in OneBeacon and (ii) exclude White Mountains’ equity in net unrealized gains and losses from Symetra’s fixed maturity portfolio, net of applicable taxes.

49 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP book value per share to adjusted book value per share ($ in millions, except per share amounts; shares in thousands) Numerator 2011 2012 1Q13 GAAP common shareholders' equity (book value per share, numerator) $ 4,088 $ 3,732 $ 3,759 equity in net unrealized gains from Symetra's fixed maturity portfolio, net of applicable taxes - (58) (50) adjusted book value per share, numerator $ 4,088 $ 3,674 $ 3,709 Denominator common shares outstanding (book value per share, denominator) 7,578 6,291 6,176 unearned restricted shares (38) (39) (57) adjusted book value per share, denominator 7,540 6,252 6,119 GAAP book value per share (BVPS) $ 539 $ 593 $ 609 adjusted book value per share (ABVPS) $ 542 $ 588 $ 606 Growth in BVPS 10.2% 2.8% Growth in ABVPS 8.6% 3.3%

Appendix: Reconciliation of Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.
Reconciliation of GAAP investment returns to total return, fixed income total return and equities total return

Investment Return Reconciliation - 1Q13

	GAAP Return	Adjusting Items	Total Return	Return x-Currency
fixed income total return	0.0%	0.0% [1]	0.0%	0.4%
equities total return	7.1%	-1.0% [2]	6.1%	6.3%
total return	1.4%	0.1%	1.5%	1.9%

[1] Difference primarily attributable to consolidation under GAAP of fixed income investments held by reciprocal insurance exchanges, exclusion of interest earned on funds held by ceding companies, the inclusion of OneBeacon's pension plan fixed income investments, and the impact of time value weighting of capital flows.

[2] Difference primarily attributable to consolidation of investments held by certain limited parterships consolidated under GAAP, the inclusion of OneBeacon's pension plan equity investments, the inclusion of Symetra common stock, and the impact of time value weighting of capital flows.

50

Appendix: Reconciliation of Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP investment returns to total return, fixed income total return and equities total return

Investment Return Reconciliation - 2012

	GAAP Return	Adjusting Items	Total Return	Return x-Currency
fixed income total return	4.4%	0.1% [1]	4.5%	3.8%
equities total return	7.7%	2.4% [2]	10.1%	10.2%
total return	4.9%	0.7%	5.6%	5.2%

[1] Difference primarily attributable to consolidation under GAAP of fixed income investments held by reciprocal insurance exchanges, exclusion of interest earned on funds held by ceding companies, the inclusion of OneBeacon's pension plan fixed income investments, and the impact of time value weighting of capital flows.

[2] Difference primarily attributable to consolidation of investments held by certain limited parterships consolidated under GAAP, the inclusion of OneBeacon's pension plan equity investments, the inclusion of Symetra common stock, and the impact of time value weighting of capital flows.

51

Appendix: Reconciliation of Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP investment returns over 5-year and 12-year periods to total return, fixed income total return and equities total return

	GAAP Return	Adjusting Items	Total Return
5-year	2.4%	0.1% [1]	2.5%
12-year	5.1%	0.4% [1]	5.5%

	GAAP Return	Adjusting Items	Fixed Income Total Return
5-year	3.6%	0.3% [1]	3.9%
12-year	5.0%	-0.1% [1]	4.9%

	GAAP Return	Adjusting Items	Equities Total Return
5-year	-2.6%	1.7% [1]	-0.9%
12-year	7.2%	1.2% [1]	8.4%

[1] Difference primarily attributable to (i) inclusion of investment results of OneBeacon's pension plan and certain investments that under GAAP are accounted for as investments in unconsolidated affiliates, (ii) the exclusion of investment results of reciprocal insurance exchanges, (iii) the impact of consolidation of certain entities consolidated under GAAP, (iv) the inclusion of investment income resulting from interest credited on funds withheld by ceding companies, and (v) the impact of time value weighting of capital flows and certain intra-portfolio reclassifications when calculating investment returns.

52

53 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of Sirius Group's GAAP comprehensive income to adjusted comprehensive income ($ in millions) 2012 GAAP comprehensive income $ 405 equity in net unrealized gains from Symetra's fixed maturity portfolio, net of applicable taxes (58) adjusted comprehensive income $ 347

54 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP equity investments to equity exposure ($ in millions) 2Q08 PF [1] 2008 2009 2010 2011 2012 1Q13 GAAP common, convertible and alternative investments $ 2,702 $ 1,278 $ 1,033 $ 1,246 $ 1,200 $ 1,451 $ 1,464 GAAP investments in unconsolidated affiliates 289 117 345 390 275 388 384 Total GAAP equity investments 2,991 1,395 1,378 1,636 1,475 1,839 1,848 OneBeacon pension investments 118 90 112 131 127 128 133 u wind consolidation of certain limited partnerships (62) 3 (29) (67) (48) (50) (52) investment reclassifications & valuations (16) (42) (31) (12) (5) (7) (7) affiliate investment adjustments 31 164 9 (64) - (56) (46) equity exposure $ 3,062 $ 1,609 $ 1,439 $ 1,624 $ 1,549 $ 1,854 $ 1,876 [1] Pro-forma to reflect Berkshire Exchange

55 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP fixed income & short-term investments to fixed income allocation ($ in millions) 2008 2009 2010 2011 2012 1Q13 Total GAAP fixed income & short-term investments $ 7,725 $ 8,200 $ 7,486 $ 7,180 $ 5,827 $ 5,509 unsettled trades 71 19 18 (30) (8) 109 OneBeacon pension investments 36 21 15 6 10 14 unwind GAAP consolidation of reciprocals (341) (361) (43) (47) (82) (82) exclude collateral held @ WTM Life Re (54) (18) (97) (24) - (11) exclude BAM investments - - - - (472) (471) include BAM surplus notes - - - - 503 503 include assets held for sale - - - - 338 297 investment reclassifications & valuations 43 38 (3) 3 1 - fixed income allocation $ 7,480 $ 7,897 $ 7,377 $ 7,088 $ 6,118 $ 5,867

56 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP common shareholders' equity to adjusted shareholders' equity and total adjusted capital ($ in millions) 2010 2011 2012 1Q13 GAAP common shareholders' equity $ 3,653 $ 4,088 $ 3,732 $ 3,759 equity in net unrealized gains from Symetra's fixed maturity portfolio, net of applicable taxes (58) - (58) (50) adjusted shareholders' equity $ 3,595 $ 4,088 $ 3,674 $ 3,709 debt 819 678 751 676 non-controlling interest - SIG preference shares 250 250 250 250 non-controlling interest - OneBeacon 295 273 251 264 total adjusted capital $ 4,959 $ 5,289 $ 4,926 $ 4,899